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                                                                    EXHIBIT 99.3

[STAMP]

                     AMENDMENT TO ARTICLES OF INCORPORATION

                                       OF

                NORTH AMERICAN SECURITY & FIRE ACQUISITIONS, INC.

                (AFTER PAYMENT OF CAPITAL AND ISSUANCE OF STOCK)

WE THE UNDERSIGNED, Officers of NORTH AMERICAN SECURITY & FIRE ACQUISITIONS, INC. ("the Corporation") hereby certify:

         The Board of Directors of the Corporation at a meeting of duly convened and held on December 21, 1998 adopted a resolution to amend the Articles of Incorporation as Originally filed and/or amended.

The former Article One read:

ARTICLE ONE.   The name of the Corporation is North American Security & Fire
               Aqcuisitions, Inc.

Article One is superseded and replaced as follows:

ARTICLE ONE.   The name of the Corporation is Royal Holdings Securities Ltd.

         The number of shares of the Corporation outstanding and entitled to vote on an amendment to the Articles of Incorporation is 11,661,628; and the foregoing changes and amendment have been consented to and approved by a majority vote of the stockholders holding at least a majority of each class of stock outstanding and entitled to vote thereon, namely 8,116,628 affirmative votes, or 69.6%.



/s/ KIRT W. JAMES                                        /s/ J. DAN SIFFORD
-------------------------------                          -----------------------
Kirt W. James                                                     J. Dan Sifford
PRESIDENT AND SECRETARY                                   CHAIRMAN AND TREASURER


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State of California                     Subscribed and sworn (or affirmed) to

County of Orange                        before me this 9th day of June

                                        1999, by

         [NOTARY PUBLIC SEAL]
                                                             /s/ SHARON BRADSHAW
                                                             -------------------

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
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State of CALIFORNIA                                                                   RIGHT THUMBPRINT (optional)

County of ORANGE                                                                     -----------------------------

                                                                                     TOP OF THUMB HERE
On 12/16/97 before me, NANCY RANDALL, Notary Public
   --------            ---------------------------------------------------------
    (DATE)             (NAME/TITLE OF OFFICER i.e. "JANE DOE, NOTARY PUBLIC")        -----------------------------

personally appeared DAN SIFFORD, JR.
                    ------------------------------------------------------------     CAPACITY CLAIMED BY SIGNER(S)
                                      (NAME(S) OF SIGNER(S))                         [ ] INDIVIDUAL(S)
                                                                                     [ ] CORPORATE
--------------------------------------------------------------------------------                   ---------------

--------------------------------------------------------------------------------         OFFICER(S)
[ ] personally known to me -OR- [ ]                   proved to me on the basis                     --------------
                                                      of satisfactory evidence                         (TITLES)
                                                      to be the person whose
                                                      name is subscribed to the      [ ] PARTNER(S)  [ ] LIMITED
                                                      within instrument and                          [ ] GENERAL
                                                      acknowledged to me that he     [ ] ATTORNEY IN FACT
                                                      executed the same in his       [ ] TRUSTEE(S)
                                                      authorized capacity and        [ ] GUARDIAN/CONSERVATOR
                                                      that by his signature on       [ ] OTHER:
                                                      the instrument the person                -------------------
                                                      or the entity upon behalf
                                                      of which the person acted,     -----------------------------
                                                      executed the instrument.       SIGNER IS REPRESENTING:
                                                                                     (Name of Person(s) or Entity(ies))
         [NOTARY PUBLIC SEAL]
                                                                                     -----------------------------
                                              Witness my hand and official seal.
                                                                                     -----------------------------

 {SEAL]                                                                               RIGHT THUMBPRINT (Optional)
                                              /s/ NANCY RANDALL
                                              ----------------------------------     -----------------------------
                                                  (SIGNATURE OF NOTARY)
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                                ATTENTION NOTARY                                     TOP OF THUMB HERE

The information requested below and in the column to the right is OPTIONAL.
Recording of this document is not required by law and is also optional. It           -----------------------------
could, however, prevent fraudulent attachment of this certificate to any unauthorized document.
                                                                                     CAPACITY CLAIMED BY SIGNER(S)
THIS CERTIFICATE         Title or Type of Document ARTICLES OF INCORPORATION         [ ] INDIVIDUAL(S)
MUST BE ATTACHED                                   -----------------------------     [ ] CORPORATE
TO THE DOCUMENT          Number of Pages  2  Date of Document 12/16/97                             ---------------
DESCRIBED AT RIGHT:                      ---                 -------------------
                                                                                         OFFICER(S)
                         Signer(s) Other Than Named Above NONE                                      --------------
                                                          ----------------------                       (TITLES)

                                                                                     [ ] PARTNER(S)  [ ] LIMITED
                                                                                                     [ ] GENERAL
                                                                                     [ ] ATTORNEY IN FACT
                                                                                     [ ] TRUSTEE(S)
                                                                                     [ ] GUARDIAN/CONSERVATOR
                                                                                     [ ] OTHER:
                                                                                               -------------------

                                                                                     -----------------------------
                                                                                     SIGNER IS REPRESENTING:
                                                                                     (Name of Person(s) or Entity(ies))

                                                                                     -----------------------------

                                                                                     -----------------------------
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